Exhibit 10.13



                             AMENDMENT TO
             SUPPLEMENTAL DEFERRED COMPENSATION AGREEMENT


     The   Supplemental   Deferred   Compensation    Agreement   dated

November 1,  1994,   by  and  between  WLR  Foods,  Inc.,  a  Virginia

corporation  (WLR)  and Herman D.  Mason  (Mason)  is hereby  amended,

effective July 25, 1996, as follows:

     Section 2  is hereby  deleted, and  the following  substituted in lieu thereof:

          2. Deferred Compensation. WLR shall pay to Mason as deferred compensation Fourteen Thousand Seven Hundred Fifty Dollars ($14,750.00) on each August 1, November 1, February 1 and May 1 commencing August 1, 1996, for the rest of his life. Upon his death this provision shall terminate.

     IN WITNESS WHEREOF, WLR has caused this Amendment to Supplemental

Deferred  Compensation Agreement to be  signed in its  name and on its behalf as thereunto duly authorized; and

     WITNESS the following signature and seal.

                              WLR FOODS, INC.


                              By___/s/ James L. Keeler______________

                              Its__Pres. & CEO_______________________


                              _____/s/ Herman D. Mason_________(SEAL)
                                   Herman D. Mason

JWF/kh
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